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                                                                   EXHIBIT 10(s)

                          SOUTHWEST BANK OF TEXAS, N.A

                 PURCHASE AND SALE AGREEMENT/SECURITY AGREEMENT

         THIS PURCHASE AND SALE AGREEMENT/SECURITY AGREEMENT (this "Agreement") is made by and among SOUTHWEST BANK OF TEXAS, N.A., a national banking association ("Purchaser") and SOUTH HAMPTON REFINING CO. (whether one or more, "Seller").

         WHEREAS, Seller desires from time to time to sell accounts receivable and other rights to Purchaser, thereby engaging in account purchase transactions as set forth in Chapter 339.004 of the Texas Finance Code; and

         WHEREAS, the parties desire to enter into an agreement which will control their course of dealing with respect to the purchase and sale of such accounts receivable and other rights;

         NOW, THEREFORE, Purchaser and Seller do hereby agree, in consideration of the mutual promises herein contained, as follows:

         SECTION 1. PURCHASE AND SALE OF ACCOUNTS RECEIVABLE AND OTHER RIGHTS.

         Seller hereby sells, assigns, transfers, conveys and delivers to Purchaser, and Purchaser hereby purchases and receives from Seller, all rights, title and interests of Seller in the accounts receivable and other forms of rights to payment described on Schedule "A" attached hereto and made a part hereof (the specific accounts receivable and rights to payment described on Schedule "A" being herein called the "Receivables"). Seller represents and warrants that true and correct copies of the invoices for the Receivables are attached to Schedule "A". Future purchases and sales of accounts receivable and other rights will be based on the completion and execution of additional schedules in form similar to Schedule "A". Upon execution by both Purchaser and Seller (or any one of Seller, if more than one) of such a schedule, the accounts receivable or other rights described therein shall become Receivables subject in all respects to the terms of this Agreement. Any amounts advanced by Purchaser pursuant to any future purchase and sale of accounts receivable and other items will be deemed to be a future advance by Purchaser, and the corresponding obligations of the Seller with respect to such accounts receivable and other rights shall be deemed to be an obligation covered by this Agreement.

         SECTION 2. CHARGE-BACK; REPURCHASE OBLIGATION.

         Purchaser shall have the right to charge back any Receivable to Seller and Seller shall have the obligation to repurchase such Receivable ("Charge-Back"), if (a) the Receivable is not paid to Purchaser within 90 days from date of purchase by Purchaser, or (b) any Dispute arises with respect to such Receivable, or (c) Seller or Purchaser discovers or determines that any representation or warranty made by Seller in this Agreement or in any document executed in connection with this Agreement (the "Purchase Documents") is false or misleading, or (d) Seller breaches any covenant or agreement contained in this Agreement or in any Purchase Document. "Dispute," as used herein, means any dispute, deduction, claim, offset, defense or counterclaim of any kind pertaining to the Receivable or to the goods or services giving rise thereto asserted by the party obligated thereon, regardless of the final outcome or merit thereof. Upon Charge-Back of any Receivable, Seller shall pay to Purchaser on demand an amount equal to the Gross amount of Receivable, less rebate of Discount, if any, less any payments made on such invoice to Purchaser. Purchaser may, in its discretion, subtract all or any portion of such amount from any refund, rebate or other obligation owed by Purchaser to Seller, subtract such amount from the Purchase Price for the next Receivable sold, or otherwise charge Seller for such amount. Upon Purchaser's receipt of the amount required by this Section, in collected funds, ownership of the Receivable shall re-vest in Seller, subject to Purchaser's security interest and rights of recoupment and/or setoff.

         SECTION 3. INVOICES; COLLECTION; POWER OF ATTORNEY.

         If requested by Purchaser, Purchaser shall mail all invoices to Seller's customers in each instance relating to any Receivable and any other accounts receivable of Seller, and Seller shall provide the original invoice and one copy to Purchaser ready for mailing to the customers. All invoices relating to any Receivable and any other accounts receivable of Seller shall plainly state on their face in language acceptable to Purchaser that the amounts payable thereunder are to be paid to a post office box owned and controlled by Purchaser, to be provided by Purchaser. If requested by Purchaser, Seller agrees to furnish the original purchase order from Seller's customer, evidence of shipment of the related merchandise or performance of services rendered and a written assignment of any Receivable, all in a form satisfactory to Purchaser. If requested by Purchaser, all invoices relating to Receivables and any other accounts receivable shall plainly state on their faces in language acceptable to Purchaser that the amounts payable thereunder have been assigned to and are payable directly to Purchaser. If payment is made to Seller under any circumstance, such payment shall be held in trust by Seller for Purchaser and shall not be negotiated or commingled in any way with the Seller's funds. Within 24 hours after receipt thereof, Seller shall deliver any such payments to Purchaser in the original form as received by Seller, endorsed as required by Purchaser. Purchaser is hereby authorized, irrevocably to open, cash, endorse and otherwise collect all checks and other forms of payment tendered in payment of each Receivable and in payment of any other accounts receivable, in the name of and as attorney-in-fact for Seller, and to direct Seller's customers to make payment to a different name and/or location. This power of attorney is coupled with an interest.


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         SECTION 4. RECOUPMENT RIGHTS OF PURCHASER.

         Regardless of whether Seller is in default under this Agreement, Purchaser shall have the right at all times, in its discretion, to recoup all or any designated portion of the Obligations or any other amounts which Seller may owe to Purchaser in such a manner as Purchaser may determine, at any time and without notice to Seller from:

         (a) any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Purchaser to Seller; and/or

         (b) all or any portion of such amount from any refund, rebate or other obligation owed by Purchaser to Seller.

         The rights and remedies of Purchaser hereunder are in addition to other rights and remedies (including, without limitation, to the rights of setoff) which Purchaser may have.

         SECTION 5. TRANSFER OF RELATED INTERESTS.

         In addition to the Receivables, Seller hereby sells, assigns, transfers, conveys and delivers to Purchaser all other rights and interests (but not obligations) now or hereafter existing in connection with the Receivables, including, but not limited to liens, security interests and guarantees securing payment of the Receivables, Seller's interest in returned goods arising with respect to the Receivables, and other rights and remedies of Seller related to the Receivables such as rights of stoppage in transit, replevin, reclamation and lawsuits to collect the Receivables. If any Receivable is ever represented by a promissory note or other written evidence of obligation, Seller shall deliver the same to Purchaser duly endorsed by Seller to Purchaser.

         SECTION 6. FURTHER ASSURANCES. Seller agrees to execute and deliver to Purchaser such notices of assignment and other documents as Purchaser may request to further document the sale and assignment of Receivables hereunder.

         SECTION 7. NO OBLIGATION TO PURCHASE FURTHER RECEIVABLES.

         Notwithstanding anything to the contrary contained herein, Seller specifically acknowledges and agrees that Purchaser has the right to approve or reject future accounts receivable or other items of any kind proposed for sale under this Agreement IN ITS SOLE DISCRETION, and no course of conduct shall establish any commitment to purchase future accounts receivable or other items of any kind.

         SECTION 8. TERMS - SELLER'S CUSTOMERS.

         Except as may otherwise be agreed to from time to time, the terms of all Receivables shall not exceed thirty (30) days. Seller shall not modify or vary the terms of sale, terms of payment, or location of payment set forth in the invoice relating to any Receivable without Purchaser's written consent.

         SECTION 9. PURCHASE PRICE; DISCOUNT.

         The Purchase Price (herein so called) for the Receivables shall be the Gross Amount of the Invoice minus the Discount. The "Gross Amount of the Invoice" shall mean the total invoice amount, including any miscellaneous charges such as sales taxes and delivery charges, less any early payment or "special discounts offered to Seller's customer. "Discount" means 15% of the Gross Amount of the Invoice. The Purchase Price for any Receivable shall be paid only after execution by Seller and acceptance by Purchaser of a Schedule "A" covering such Receivable. The Discount shall be deemed fully earned upon purchase of each Receivable in consideration of the overall manpower, effort and expense associated with Purchaser's performance hereunder, which Seller acknowledges is fair and reasonable consideration for the Discount. Seller and Purchaser further agree that Purchaser will undertake considerable labor and effort in the monitoring and processing Seller's accounts receivable. However, the Seller agrees to be responsible for the collection of all Receivables. In consideration of the foregoing, Seller agrees to pay Purchaser a minimum monthly discount fee of five hundred dollars ($500.00), beginning the first full month after entering into this Purchase and Sale Agreement/Security Agreement and funding occurs.

         SECTION 10. REBATE OF DISCOUNT.

         As an inducement for Seller to sell only invoices from which prompt payment can be expected, Purchaser will remit a rebate of part of the Discount as follows:

         If the Receivable is paid within 30 days of purchase by Purchaser, a rebate of 14.75% of the gross amount of the invoice LESS a Variable Discount Amount ("Variable Discount Amount") will be remitted to Seller; If the Receivable is paid within 60 days of purchase by Purchaser, a rebate of 14.65% of the gross amount of the invoice LESS a Variable Discount Amount ("Variable Discount Amount") will be remitted to Seller; If the Receivable is paid within 90 days of purchase by Purchaser, a rebate of 14.50% of the gross amount of the invoice LESS a Variable Discount Amount ("Variable Discount Amount") will be remitted to Seller.

         FROM CLOSING THROUGH AUGUST 31, 2003, ONLY THE VARIABLE DISCOUNT FEE WILL BE CHARGED. BEGINNING SEPTEMBER 1, 2003, THE DISCOUNT FEE WILL INCLUDE BOTH THE EFFECTIVE DISCOUNT AND THE VARIABLE DISCOUNT FEE COMPONENTS.

         The Variable Discount Amount shall be computed as Southwest Bank of Texas, N.A., Prime Rate (the "Index") plus 3.0% multiplied by The Purchase Price of the Receivable divided by 360 multiplied by the number of collection days. Being a general reference index, the Index is subject to change from time to time as Southwest Bank of Texas, N.A. may deem appropriate. The Index change will not occur more often than each day. The Index currently is 4.0%. Therefore, the initial Variable Discount Amount shall be computed as 7.0% multiplied by The Purchase Price of the Receivable divided by 360 multiplied by the


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number of collection days for such Receivable The Index has a floor and at no time shall it be less than 4.0% for the purposes of this agreement. The Variable Discount Amount is subject to change, with prior notice by telephone or facsimile notice from Purchaser to Seller. This amount shall in no way be interpreted or construed as interest but only as a guideline to the Variable Discount Amount charged.

         SECTION 11. SECURITY INTEREST.

         For the purpose of securing Purchaser in the payment of the Obligations (hereinafter defined), Seller hereby grants a lien and security interest to Purchaser in:

              (a) All now owned or hereafter acquired accounts, accounts receivable, and inventory, including but not limited to contacts, notes, drafts, acceptances, instruments, chattel paper, general intangibles, documents, money, deposit accounts, payment intangibles, commercial tort claims, and returned or repossessed goods arising from or relating to any such accounts, accounts receivable or inventory and other rights arising from or by virtue of, or from the voluntary or involuntary sale or other disposition of, or collections with respect to, or insurance proceeds payable with respect to, or proceeds payable by virtue of warranty or other claims against any other person or entity with respect to all or any part of the property heretofore described, and proceeds and products of any of the foregoing in any form.

         Terms used in clause (a) above have the meanings assigned in the Uniform Commercial Code as in effect in the State of Texas (the "UCC"). Purchaser shall have all the rights and remedies provided to a secured party under the UCC. Seller and Purchaser agree that to the extent Purchaser exercises or is deemed to exercise its rights under this Agreement as a secured party, Purchaser shall account for the proceeds of the accounts receivable and Receivables, deal with the disposition of the accounts receivable and Receivables, and permit Seller to redeem the accounts receivable and Receivables in the same manner provided for elsewhere in this Agreement. Purchasers compliance with its obligations regarding collection and/or disposition of Receivables and accounts receivable and other rights which are described in the Agreement shall fulfill Purchaser's duties and obligations as a secured party pursuant to Section 9.501(c) of the Texas Business and Commerce Code. Purchaser shall not be deemed to accept the accounts receivable and Receivables in discharge of Seller's obligations to Purchaser unless Purchaser sends Seller express written notice of Purchaser's intent to do so.

         SECTION 12. CREATION AND ENFORCEMENT OF PAYMENT "OBLIGATIONS".

         In the event that Purchaser determines in its sole discretion to Charge Back any Receivable(s) accordance with Section 2 of this Agreement, the amount of the Charge Back, together with any costs incurred by Purchaser described in
Section 34 of this Agreement shall be secured by the Security Interest contained in Section 11 of this Agreement. All of the obligations described in this Section, are defined for purposes of this Agreement as Seller's "Obligations".

         In the event of a Default under Section 13 of this Agreement the Obligations will bear interest in accordance with Section 15 of this Agreement. Proceeds of disposition of the Collateral shall be applied to pay the Obligations in the order specified in Texas Business and Commerce Code Section 9.504.

         SECTION 13. EVENTS OF DEFAULT.

         An "Event of Default" shall be deemed to exist under this Agreement in the event:

              (a) any of the events specified in clauses (a) though (d) of
Section 2 occurs, regardless of whether Purchaser has exercised any right to recoup or Charge-Back in connection with such event, or in the event Purchaser in good faith deems itself insecure; and

              (b) Purchaser either does not have on hand or believes in good faith that Purchaser will not have on hand sufficient funds to fully satisfy Seller's Obligations.

         Any Event of Default under this Agreement which continues for a period of three days after Purchaser sends written notice hereof to Seller via the means provided in Section 33 hereof shall be a "Default" which entitles Purchaser to exercise any applicable rights and remedies under:

              (a) any security interest granted to Purchaser to secure payment and performance of the obligations of Seller hereunder and

              (b) all other applicable sections of this Agreement or any document executed in connection herewith.

         SECTION 14. PURCHASER'S REMEDIES UPON SELLER'S DEFAULT.

         In the event Seller is in Default Purchaser shall have the right, in addition to any other right or remedy available under applicable law, but not the obligation, in Purchaser's own name, or in the name of Seller, to take any one or more of the following actions, simultaneously or in such sequence as Purchaser shall determine in Purchaser's sole discretion:

              (a) exercise all recoupment or setoff rights which Purchaser may have under this Agreement or under applicable law;

              (b) require Seller to repurchase, for cash or cash equivalent, all or any part of the Receivables sold to Purchaser under this Agreement for the Purchase Price plus


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                  the Discount less: (1) any applicable rebates and (2) any
                  payments or collections received on any Receivable;

         (c) exercise all the rights of a "Financing Agency" who has purchased the Receivables under UCC Section 2.506;

         (d) proceed, without additional notice to Seller, to foreclose under the Security Agreement and to exercise all other legal and equitable remedies against any Guarantor or other person who may be liable with Seller.

Purchaser may use the Power of Attorney described in Section 3 of this Agreement in order to exercise any of the remedies described in this Section.

         SECTION 15. INTEREST ON OBLIGATIONS.

         All Obligations of Seller to Purchaser which become due and unpaid upon Sellers Default pursuant to Sections 13 and 14 of this Agreement shall bear interest at the rate of 16% (Sixteen per cent) per annum. Interest will accrue on unpaid Obligations during the period beginning on the tenth day following the date on which Purchaser makes demand on Seller to repurchase the Receivable pursuant to Section 12 of this Agreement and ending on the date the Obligations are fully satisfied.

         SECTION 16. VERIFICATION OF RECEIVABLES AND ACCOUNTS; COLLECTION BY PURCHASER.

         Purchaser is authorized, but not obligated, to collect, sue for and give releases for all monies due on all Receivables. Purchaser is authorized to contact Seller's account debtors at any time for purposes of verification or collection of each Receivable and any of Sellers other accounts receivable. Seller shall cooperate with Purchaser to she maximum extent possible to provide information necessary for Purchaser to accomplish this verification or collection. Upon request by Purchaser, Seller shall provide all information requested by Purchaser pertaining to Receivables and other accounts receivable of Seller, including but not limited to copies of invoices, account balances, and names and addresses of account parties. Before or after default hereunder, as to both Receivables and other accounts receivable of Seller, Purchaser is authorized to forward statements and invoices directly to account debtors, and to direct that payment be made to Purchaser or any other address designated. Seller agrees to furnish Purchaser, upon request, any and all papers, documents or records of whatever nature related directly or indirectly to any Receivable and any other account receivable of Seller, and to cooperate generally in all matters related to the collection of Receivables. In the event any merchandise represented by a Receivable shall be returned to or repossessed by Seller, such merchandise shall be held by Seller in trust for Purchaser, separate and apart from the Seller's own property, and subject to Purchasers directions and control.

         SECTION 17. REPRESENTATIONS AND WARRANTIES OF SELLER.

         Seller hereby represents, warrants and guarantees to Purchaser as follows:

                  (a) that the information contained in the application previously or hereafter submitted by Seller, Sellers financial statements and all other materials previously or hereafter submitted in connection herewith are true, correct and complete in all respects;

                  (b) all federal, state and local tax returns and payments of any kind due or owing by Seller have been timely filed and paid, and no part of the Purchase Price for any Receivable shall be used to pay any wage or salary unless appropriate withholdings have been deposited;

                  (c) execution of Schedule "A" by Purchaser will thereby vest in Purchaser absolute ownership of each Receivable free from any security interests, liens, claims or equities of third parties;

                  (d) Seller is the sole owner of and has good, free and unencumbered title to each Receivable;

                  (e) execution and performance of this Agreement has been duly authorized by all necessary actions and this Agreement and all the other documents executed in connection herewith are legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their terms;

                  (f) no other factoring, sale, assignment, lien, security interest or pledge exists against any Receivable;

                  (g) each Receivable in based upon a bone fide sale of goods or services and represents a completed delivery or completed furnishing of property or services in fulfillment of all the terms and provisions of a fully executed and unexpired contract with the account debtor and is a valid and enforceable obligation of the account debtor;

                  (h) each account debtor has accepted goods or services covered by the applicable Receivable;

                  (i) all Receivables are current, are not past due, have not been paid in whole or in part, are outstanding in the amounts reflected in Schedule "A" and are not and will not be subject to any dispute or claim as so price, quality, quantity, workmanship, delay in shipment, set off, counterclaim or other defense;

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                  (j) no product or service was provided on a guaranteed-sale basis or "buy-back" agreement, and the account debtor has not and will not claim any defense of any kind or character or object for any reason whatsoever against payment of such Receivable;


                  (k) Seller's chief executive office and the location where all books and records pertaining to each Receivable are kept are at the address shown below for notice to Seller;

                  (1) Seller is solvent, properly licensed and authorized to operate its business under the name designated herein;

                  (m) Seller uses no trade name or pseudonym that has not been disclosed to purchaser in writing;

                  (n) no petition in bankruptcy has been filed by or against Seller nor has Seller filed any petition seeking an arrangement of its debts or for any other relief under the Bankruptcy Code of the United States;

                  (o) that no application for appointment of a receiver or trustee for all or a substantial part of Seller's property is pending;

                  (p) Seller has made no assignment for the benefit of creditors;

                  (q) Seller does not own, control or exercise dominion over, in any way whatsoever, the business of any account debtor on any Receivable except those receivables due from Seller's subsidiary, Gulf State Pipeline Company, Inc.;

                  (r) to the best of Seller's knowledge, the account debtor is not insolvent or the subject of any bankruptcy or insolvency proceeding and has not made an assignment for the benefit of creditors, suspended normal business operations, dissolved, liquidated, terminated its existence, ceased to pay its debts as they become due, or suffered a receiver or trustee to be appointed for any of its assets or affairs;

                  (s) a financing statement in favor of Purchaser in a form provided by Purchaser is of record in all jurisdictions and filing offices necessary or appropriate to perfect Purchaser's ownership of the Receivables, subject to no other filings, and there is not of record, in any jurisdiction or filing office, any financing statement, notice of lien, tax lien, notice of assessment, assessment, assignment, charge, or other instrument of any kind covering any Receivable;

                  (t) all Receivables arise from services rendered or products sold to commercial entities for business purposes and not for personal, family, or household purposes;

                  (u) Seller is not in default in any material respect under any loan agreement, indenture, mortgage, security agreement, or other material agreement or obligation to which it is a party or by which any of its properties may be bound except as otherwise disclosed by Seller to Southwest Bank of Texas, NA by letter of even date;

                  (v) there is no action, suit, investigation, or proceeding before any court, governmental authority, or arbitrator pending, or to the knowledge of Seller, threatened against or affecting Seller, that would, if adversely determined, have a material adverse effect on the financial condition or operations of Seller:

                  (w) there are no outstanding judgments against Seller; and

                  (x) all of Seller's statements, representations and warranties contained in any applications or other documents submitted to Seller in connection herewith are true, complete and correct in all respects.

SELLER HAS CAREFULLY CONSIDERED THE REPRESENTATIONS AND WARRANTIES CONTAINED HEREIN AS THEY RELATE TO EACH RECEIVABLE, AND UNDERSTANDS THAT ALL REPRESENTATIONS AND WARRANTIES MADE BY SELLER SHALL BE DEEMED REAFFIRMED BY SELLER UPON EXECUTION OF EACH SUPPLEMENTAL SCHEDULE "A" HERETO. SELLER ACKNOWLEDGES THAT ANY KNOWING OR RECKLESS ERROR OR OMISSION MADE BY SELLER IN THE REPRESENTATIONS OR WARRANTIES MADE HEREIN MAY SUBJECT SELLER TO CIVIL AND CRIMINAL PENALTIES, IN ADDITION TO CIVIL LIABILITY.

         SECTION 18. CERTAIN COVENANTS OF SELLER.

         Seller covenants and agrees that it will not, without prior, written notice to Purchaser

                  (a) move either its chief executive office or the location where books and records pertaining to the Receivables are kept to a location outside of Hardin County in the State of Texas;

                  (b) use any trade name;

                  (c) change its name;


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                  (d) take or omit taking any actions that would render any of
Seller's representations and warranties incorrect or incomplete;

                  (e) merge or consolidate with any other corporation or entity;

                  (f) dissolve or cease its operations as they are now conducted;

                  (g) take any action that would cause or induce any account debtor on any Receivable to fail to pay the Receivable in a timely manner; or

                  (h) take any action that would result in any material change in ownership or operational control of Seller.

                  Seller covenants that it will notify Purchaser in writing immediately upon the imposition or assessment of any, tax lien, assessment or similar levy against Seller or any of Seller's assets, and upon any Dispute arising with respect to any Receivable.

         SECTION 19. OTHER ACCOUNTS RECEIVABLE.

         At the request of Purchaser, Seller shall agree to direct its customers or otherwise cause payments relating to all other accounts receivable (whether purchased hereunder or not) to be directed to Purchaser for processing. Purchaser shall have the right to facilitate this processing by taking all actions necessary to cause all of Seller's Receivables and accounts receivable to be directed to Purchaser and Purchaser may use that Special Power of Attorney described in Section 3 for that purpose. Purchaser may, from time to time without notice, subtract from any such collections any charges or Obligations as defined in this Agreement. Purchaser shall show any collections on the Collection Report (as defined in Section 20) and shall from time to time release the amounts collected to Seller, subject to any charges thereto properly made by Purchaser. Purchaser shall charge no additional consideration for such processing and shall bear no responsibility or obligation is connection therewith.

         SECTION 20. REPORTS.

         Purchaser shall prepare and send to Seller by mail or by telephone facsimile or by other means of delivery periodic reports of Purchases & Advances (herein so called) detailing the Receivables purchased. Such reports shall detail the Purchase Price of each Receivable. By similar means, periodic Collection Reports (herein so called) shall be sent to Seller detailing for a specific period Receivables collected or charged back and other accounts receivable collected, other debits and credits called for in this Agreement, Discounts charged, rebate of Discounts and, in general, the balance of any amounts owed to or from Seller. Seller is aware that such balance is reported in the column titled "Reserve Refund" of each Collection Report and the Reserve Refund has no meaning other than it serves as the title for such column. By similar means, Reserve Account Reports (herein so called) may be sent to Seller (at the discretion of Purchaser) accounting for the balance owing to or from Seller as derived from all debits and credits made in connection with this Agreement.

         SECTION 21. RESOLUTION OF DISPUTES; NO ASSUMPTION OF LIABILITY BY PURCHASER.

         Seller shall immediately notify Purchaser of the assertion by any account debtor of any Dispute. Seller shall settle, at its own expense, all Disputes, subject to Purchaser's approval, but Purchaser shall have the right, in its discretion, to settle any Dispute directly with the account debtor involved upon such terms as Purchaser may deem advisable and at Seller's expense without waiving Purchaser's right to Charge back any Receivable or to declare a Default.

Seller specifically acknowledges and agrees that Purchaser is not assuming any liability or obligation of any kind to Seller's customers or in any way relating to the Receivables or any of Seller's other accounts receivable.

         SECTION 22. SELLER'S INDEMNITY OF PURCHASER.

         SELLER HEREBY UNCONDITIONALLY AND IRREVOCABLY, JOINTLY AND SEVERALLY, AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS PURCHASER, ITS OFFICERS, SERVANTS, EMPLOYEES, AGENTS, ATTORNEYS, PRINCIPALS, DIRECTORS, AFFILIATES, SHAREHOLDERS, PARENTS, SUBSIDIARIES, PREDECESSORS, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE "INDEMNIFIED PARTIES") FROM AND AGAINST ANY AND ALL LOSSES (AS HEREINAFTER DEFINED) THAT ANY INDEMNIFIED PARTY MAY SUFFER, PAY OR INCUR AS A RESULT OF, ARISING FROM OR CONNECTED WITH ANY CLAIM (AS HEREINAFTER DEFINED) THREATENED OR ASSERTED AGAINST ANY INDEMNIFIED PARTY, BY ANY PERSON OR ENTITY.

         FOR PURPOSES HEREOF, "CLAIMS" SHALL MEAN ALL, CLAIMS, DEMANDS, LAWSUITS, CAUSES OF ACTION, CHOSES IN ACTION AND OTHER LEGAL AND ADMINISTRATIVE ACTIONS AND PROCEEDINGS OF WHATEVER NATURE OR KIND THREATENED, BROUGHT, THREATENED OR ASSERTED AGAINST ANY INDEMNIFIED PARTY WHETHER BY REASON OR IN CONSEQUENCE OF DIRECT ACTION, COUNTERCLAIM, CROSS-CLAIM, THIRD PARTY CLAIM, INTERVENTION, INTERPLEADER, OR OTHERWISE, EVEN IF GROUNDLESS, FALSE, MERITLESS OR FRAUDULENT, AND WHETHER OR NOT CAUSED DIRECTLY OR INDIRECTLY, BY ANY ERROR, OMISSION, ACT OR NEGLIGENCE OF ANY INDEMNIFIED PARTY SO LONG AS THE CLAIM, LAWSUIT, CAUSE OF ACTION, CHOSE IN ACTION OR OTHER LEGAL ACTION OR PROCEEDING IS ALLEGED OR DETERMINED, DIRECTLY OR INDIRECTLY, TO ARISE OUT OF, RESULT FROM, RELATE TO, OR BE BASED UPON, IN WHOLE OR IN PART: (i) THE OBLIGATIONS, DUTIES, RESPONSIBILITIES, ACTIVITIES, ACTS OR OMISSIONS OF ANY PERSON OR ENTITY, INCLUDING ANY INDEMNIFIED PARTY, IN CONNECTION WITH THIS AGREEMENT OR ANY PURCHASE DOCUMENT; (ii) ANY RELATIONSHIP BETWEEN ANY INDEMNIFIED PARTY AND SELLER (OR ANY PREDECESSOR OR SUCCESSOR-IN-INTEREST TO SELLER); OR (iii) ANY MATTER WHATSOEVER RELATING TO ANY OF THE RECEIVABLES, INCLUDING,


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

WITHOUT LIMITATION, THE USE, OWNERSHIP, SALE, CONVERSION, DISPOSITION, OR COLLECTION OF ALL OR ANY PORTION OF THE RECEIVABLES (INCLUDING COMPLIANCE WITH
LAWS).

         FOR PURPOSES HEREOF, "LOSSES" SHALL MEAN ANY LOSSES, COSTS, DAMAGES, EXPENSES, JUDGMENTS, LIABILITIES, OBLIGATIONS AND PENALTIES OF WHATEVER NATURE OR KIND, INCLUDING, WITHOUT LIMITATION, ATTORNEYS', ACCOUNTANTS' AND OTHER PROFESSIONAL FEES; LITIGATION EXPENSES AND COURT COSTS AND EXPENSES; AMOUNTS PAID IN SETTLEMENT; AMOUNTS PAID TO DISCHARGE JUDGMENTS, PENALTIES, FINES AND AMOUNTS PAYABLE TO OR INCURRED BY ANY INDEMNIFIED PARTY TO ANY OTHER PERSON OR ENTITY, DIRECTLY OR INDIRECTLY, RESULTING FROM, ARISING OUT OF OR RELATING TO ONE OR MORE CLAIMS.

         IN THE EVENT THAT SELLER FAILS OR REFUSES TO DEFEND ANY INDEMNIFIED PARTY AS REQUIRED HEREIN, OR SELLER FAILS OR REFUSES TO ENGAGE INDEPENDENT COUNSEL TO DEFEND ANY INDEMNIFIED PARTY TO AVOID ANY POSSIBLE CONFLICT OF INTEREST THAT RESULTS FROM JOINT REPRESENTATION OF SELLER AND ANY INDEMNIFIED PARTY BY THE SAME COUNSEL, THEN, IN SUCH EVENT, INDEMNIFIED PARTY, AT ITS OPTION, MAY ENGAGE COUNSEL TO DEFEND INDEMNIFIED PARTY AND SELLER CONSENTS, COVENANTS AND AGREES TO BEAR AND PAY ALL SUCH LEGAL FEES AND RELATED COSTS JUST AS THOUGH SELLER HAD INCURRED THE SAME FOR ITS OWN ACCOUNT.

         SECTION 23. BOOKS AND RECORDS.

         Seller agrees to permit Purchaser access to all books and records of the Seller during normal business hours.

         SECTION 24. TAXES.

         All taxes and governmental charges imposed with respect to the sales of the goods related to the Receivables shall be charged to Seller.

         SECTION 25. TERMINATION.

         Seller and Purchaser recognize that future purchases of Receivables are to be made only with mutual consent, through joint execution of a supplemental Schedule "A". Accordingly, either party may terminate this Agreement at any time as it relates to future Receivables. As to Receivables at any time purchased, however, Seller may terminate this Agreement only upon prior written notice to Purchaser, and subject to the following terms: Purchaser shall not be obligated to release its security interest and execute releases of UCC filings until five Business Days (hereinafter defined) after all Receivables have been paid to Purchaser in full. At such time, Purchaser shall also release to Seller the balance, if any, owed to Seller as derived from all debits and credits made in connection with this Agreement. Termination of this Agreement shall not terminate any of Seller's other liabilities or obligations hereunder, including but not limited to any obligations that may arise under Seller's indemnification obligation described above. As used in this Agreement, the term "Business Day" means any day on which commercial banks are not authorized or required to close in Houston, Texas.

         SECTION 26. WAIVER.

         Any failure by Purchaser to exercise any of its rights hereunder shall not be deemed to be a waiver by Purchaser of such or any other rights, nor in any manner impair the subsequent exercise of the same or any other right, and any waiver by Purchaser of any Event of Default or Default shall not constitute a waiver of any subsequent Event of Default or Default.

         SECTION 27. CHOICE OF LAW; VENUE, SERVICE OF PROCESS; ARBITRATION.

         This Agreement shall be construed according to the laws of the State of Texas, and shall be wholly performable in Harris County, Texas. Except as provided herein the following Arbitration Provision ("Arbitration Provision"), any action or proceeding against Seller under or in connection with this Agreement or any of the Purchase Documents may be brought in any state or federal court in Harris County, Texas, and Seller hereby irrevocably submits to the nonexclusive jurisdiction of such courts and waives any objection it may now or hereafter have as to the venue of any such court is an inconvenient forum. Seller agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its office specified in this Agreement. Except as provided in the Arbitration Provision, nothing herein or in any of the Purchase Documents shall affect the right of Purchaser to serve process in any other manner permitted by law or shall limit the right of Purchaser to bring any action or proceeding against Seller or with respect to any of its property in courts in other jurisdictions. Except as provided in the Arbitration Provision, any action or proceeding by Seller against Purchaser shall be brought only in a court located in Harris County, Texas.

         SECTION 28. ARBITRATION PROVISION.

         THE SELLER AND PURCHASER AGREE THAT ALL DISPUTES, CLAIMS AND CONTROVERSIES ARISING FROM THIS DOCUMENT OR ANY DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR OTHERWISE, INCLUDING WITHOUT LIMITATION CONTRACT AND TORT DISPUTES, SHALL BE ARBITRATED PURSUANT TO THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION, UPON REQUEST OF ANY PARTY. NO ACT TO TAKE OR DISPOSE OF ANY COLLATERAL SECURING THE OBLIGATIONS OR COVERED BY THIS INSTRUMENT SHALL CONSTITUTE A WAIVER OF THIS ARBITRATION PROVISION OR BE PROHIBITED BY THIS ARBITRATION PROVISION. THIS INCLUDES, WITHOUT LIMITATION, OBTAINING INJUNCTIVE RELIEF OR A RESTRAINING ORDER; INVOKING A POWER OF SALE UNDER ANY DEED OF TRUST OR MORTGAGE; OBTAINING A WRIT OF ATTACHMENT OR IMPOSITION OF A RECEIVER; OR EXERCISING ANY RIGHTS RELATING TO PERSONAL PROPERTY, INCLUDING TAKING OR DISPOSING OF SUCH PROPERTY WITH OR WITHOUT JUDICIAL PROCESS PURSUANT TO ARTICLE 9 OF THE UNIFORM COMMERCIAL CODE. ANY DISPUTES, CLAIMS OR CONTROVERSIES CONCERNING THE LAWFULNESS OR REASONABLENESS OF ANY ACT, OR EXERCISE OF ANY RIGHT CONCERNING ANY COLLATERAL SECURING THE OBLIGATIONS OR COVERED BY THIS INSTRUMENT, INCLUDING ANY CLAIM TO RESCIND, REFORM, OR OTHERWISE MODIFY ANY AGREEMENT RELATING TO THE COLLATERAL SECURING THE OBLIGATIONS OR COVERED BY THIS INSTRUMENT, SHALL ALSO BE ARBITRATED, PROVIDED HOWEVER THAT NO


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
ARBITRATOR SHALL HAVE THE RIGHT OR THE POWER TO ENJOIN OR RESTRAIN ANY ACT OF ANY PARTY. JUDGMENT UPON ANY AWARD RENDERED BY ANY ARBITRATOR MAY BE ENTERED IN ANY COURT HAVING JURISDICTION; PROVIDED, HOWEVER, THAT NOTHING CONTAINED HEREIN SHALL BE DEEMED TO BE A WAIVER BY ANY PARTY THAT IS A BANK OF THE PROTECTIONS AFFORDED TO IT UNDER 12 USC SECTION 91, TEXAS BANKING CODE ART. 342-609 OR 342-705, OR ANY OTHER PROTECTION PROVIDED BANKS BY THE LAWS OF TEXAS OR THE UNITED STATES. THE STATUTE OF LIMITATIONS, ESTOPPEL, WAIVER, LACHES, AND SIMILAR DOCTRINES WHICH WOULD OTHERWISE BE APPLICABLE IN AN ACTION BROUGHT BY A PARTY SHALL BE APPLICABLE IN ANY ARBITRATION PROCEEDING, AND THE COMMENCEMENT OF AN ARBITRATION PROCEEDING SHALL BE DEEMED THE COMMENCEMENT OF AN ACTION FOR THESE PURPOSES. THE FEDERAL ARBITRATION ACT SHALL APPLY TO THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT OF THIS ARBITRATION PROVISION. IF THE FEDERAL ARBITRATION ACT IS INAPPLICABLE TO ANY SUCH CLAIM OR CONTROVERSY FOR ANY REASON, SUCH ARBITRATION SHALL BE CONDUCTED PURSUANT TO THE TEXAS GENERAL ARBITRATION ACT AND IN ACCORDANCE WITH THIS ARBITRATION PROVISION AND THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION.

         SECTION 29. ASSIGNMENT; SUCCESSORS AND ASSIGNS.

         Purchaser may from time to time assign its rights under this Agreement, and the assignee shall be entitled to all of the rights and remedies of Purchaser under this Agreement, including its rights as a secured party. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective administrators, legal representatives, successors and assigns; however, Seller may not assign its obligations or rights under this Agreement without the written consent of Purchaser.

         SECTION 30. SEVERABILITY.

         If any provision of this Agreement shall, for any reason, be held to violate any applicable law, then the remaining portion of this Agreement shall remain in full force and effect.

         SECTION 31. HEADINGS, CONSTRUCTION.

         The headings contained in this Agreement are for reference purposes only and shall not modify or affect the terms of this Agreement in any manner.

         SECTION 32. SATURDAY, SUNDAY OR LEGAL HOLIDAY.

         If any day provided in this Agreement for the performance of any obligation should fall on a day which is not a Business Day, the compliance with such obligation or delivery shall be deemed acceptable on the next Business Day following such day.

         SECTION 33. NOTICES.

         Any notice, demand or request permitted, required or desired to be given under this Agreement shall be in writing and shall be deemed effectively given when actually hand delivered, when sent by facsimile to the number set forth below for each party or when sent by United States certified or registered mail, return receipt requested, postage prepaid, or sent by private, receipted carrier guaranteeing same-day or next-day delivery, addressed as follows:

         IF TO PURCHASER:

                  SOUTHWEST BANK OF TEXAS, N.A.
                  Accounts Receivable Finance Division
                  P.O. Box 27459
                  Houston, Texas 77227-7459
                  Attention: Robert W. Kincaid
                  Telephone No.: (713) 235-8800
                  Fax No.: (713) 232-2542

         IF TO SELLER:

                  SOUTH HAMPTON REFINING CO.
                  P.O. Box 1636
                  Silsbee, TX 77656
                  Attention: Nicholas N. Carter
                  Telephone No.: 409-385-1400
                  Fax No.: 409-385-2453

         SECTION 34. COSTS OF ENFORCEMENT.

         In the event of any default or breach by Seller under this Agreement, or any portion hereof, whether or not such enforcement becomes necessary by reason of a breach or default by Seller and/or in the event it becomes necessary for Purchaser to employ an attorney and incur other expenses to collect any Receivable, Seller agrees to pay to Purchaser on demand, from time to time as such amounts are incurred by Purchaser, an amount or amounts equal to all fees, expenses, attorneys' fees and costs incurred by Purchaser including but not limited to court costs and reasonable attorneys' fees. The costs described in this section may become Obligations under Section 12 of this Agreement.

         SECTION 35. NATURE OF CHARGES.

         The Discounts, any additional Discounts, and commissions or other charges payable hereunder constitute consideration for Purchaser's services provided hereunder in connection with making credit investigations, supervising the ledgering of accounts purchased, supervising the collection of the accounts purchased, assuming certain risks and other services provided by Purchaser hereunder. Nothing contained herein shall be construed to require the payment of interest for the use, forbearance, or detention of money (except with


                                       8


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
respect to the interest that may be charged by Purchaser under Section 15); however, should a court of competent jurisdiction rule that any part of Purchaser's discounts, additional discounts, and factoring commissions or any other charges hereunder are in fact or in law to be treated as interest on funds advanced, in no event shall Seller be obligated to pay that interest at a rate in excess of the maximum amount permitted by law, and all agreements, conditions, or stipulations contained herein, if any, which may in any event or contingency whatsoever operate to bind, obligate, or compel Seller to pay a rate of interest exceeding the maximum rate of interest permitted by law shall be without binding force or effect at law or in equity to the extent only of the excess of interest over such maximum rate of interest permitted by law. Also in such event, Purchaser may "spread" all charges characterized as interest over the entire term of all transactions with Seller and may refund to Seller the excess of any payments made over the highest lawful rate. It is the intention of the parties hereto that in the construction and interpretation of this Agreement, this paragraph shall be given precedence over any other agreement, condition, or stipulation herein contained which is in conflict with same.

         SECTION 36. EQUITABLE SUBROGATION.

         To the extent that Purchaser advances proceeds under this Agreement to Seller that are used to pay any prior indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against, in, on or to the Receivables, then such proceeds shall have been advanced by Purchaser at Seller's request; and Purchaser shall be fully subrogated to any and all rights, titles, interests, powers, equities, liens, encumbrances, and security interests (collectively "Liens") owned or granted by any owner or holder of such Liens, irrespective of whether said Liens are released of record, or otherwise, and all of said Liens shall fully inure to the benefit of Purchaser.

         SECTION 37. FACSIMILE.

         Seller agrees that any executed facsimile (faxed) copy of documents received by Purchaser relating to this agreement, including but not limited to Schedules A, Invoices or Bills of Lading, shall be deemed to be of the same force and effect as the original, manually executed documents.

         SECTION 38. JOINT AND SEVERAL OBLIGATIONS.

         If more than one party is executing this Agreement as Seller, each party agrees that its obligations hereunder are joint and several. Each party constituting Seller agrees each party constituting Seller warrants to Purchaser that (a) the value of the consideration received and to be received by it as a result of its liability on the obligations of each other Seller is reasonably worth at least as much as the liability and obligation it has hereunder, and (b) such liability and obligation may reasonably be expected to benefit it, directly or indirectly. Each party constituting Seller specifically agrees that execution by any one of them of any Schedule A, bill of sale, or other instrument executed in connection herewith shall be deemed the fully authorized act of each party constituting Seller, jointly and severally binding upon each.

         SECTION 39. OBLIGATIONS ABSOLUTE.

         Seller and (if more than one party) each party constituting Seller agrees that its obligations shall not be released, diminished, impaired or affected by the occurrence of any one or more of the following events, all of which may occur without notice to or consent of any other Seller:

         (a) Any release, partial release, subordination or loss of any security, guaranty or collateral at any time existing in connection with the obligations contained herein;

         (b) The death, insolvency, bankruptcy, disability or incapacity of any Seller, any guarantor, or any other party now or hereafter obligated hereon;

         (c) Any renewal, extension, and/or rearrangement of all or any portion of the obligations contained herein;

         (d) Any neglect, delay, omission, failure or refusal of Purchaser to take or prosecute any action for the collection of the obligations provided herein;

         (e) The unenforceability for any reason of all or any part of the obligations contained herein against any Seller, guarantor or other party;

         (f) The finding of any payment by any Seller to constitute a preference under bankruptcy or similar debtor relief law;

         (g) Any release or partial release of liability of any Seller, guarantor or other party; or

         (h) Any other action that might impair rights in the nature of contribution or subrogation that any Seller might otherwise have.

         SECTION 40. SELLER'S WAIVER OF NOTICE.

         Seller hereby waives notice of nonpayment of any Receivables as well as all other notices, demands or presentations for payment under this Agreement. Seller further agrees that Purchaser may extend, modify or renew from time to time the payment of any Receivable without notice to or consent by Seller.

         SECTION 41. ENTIRE AGREEMENT; AMENDMENT.

         This Agreement and the other instruments executed and delivered by Seller and Purchaser in connection herewith represents and embodies the final, entire agreement between the parties hereto and supersedes any


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


and all prior commitments, agreements, representations and understandings, whether written or oral relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements between the parties hereto. The provisions of this Agreement may not be amended or modified except by a written instrument executed by Purchaser and Seller.

         DATED this 29th day of July, 2003.


                                                   PURCHASER:

                                                   SOUTHWEST BANK OF TEXAS, N.A.

                                                   By: /s/ ROBERT W. KINCAID
                                                       -------------------------

                                                   Name: Robert W. Kincaid
                                                         -----------------------

                                                   Title: Vice President
                                                          ----------------------



                                                   SELLER:

                                                   SOUTH HAMPTON REFINING CO.


                                                   By: /s/ NICHOLAS N. CARTER
                                                       -------------------------

                                                   Name: Nicholas N. Carter
                                                         -----------------------

                                                   Title: President
                                                          ----------------------

THE STATE OF TEXAS

COUNTY OF HARDIN

         Before me, Connie J. Cook, a notary public, on this day personally appeared Nicholas N. Carter, President of South Hampton Refining Co., known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he/she executed the same for the purposes and consideration therein expressed.

         Given under my hand and seal of office this 29th day of August, 2003.

                                                  /s/ CONNIE J. COOK
                                                  ------------------------------
                                                  Notary Public - State of Texas

(STAMP)

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(South Hampton Refining Co.)

                          SOUTHWEST BANK OF TEXAS, N.A.

                      RESTRICTED PAYMENTS LETTER AGREEMENT


         THIS RESTRICTED PAYMENTS LETTER AGREEMENT (this "Agreement") is made by and among SOUTHWEST BANK OF TEXAS, N.A., a national banking association ("Purchaser") and SOUTH HAMPTON REFINING CO. (whether one or more, "Seller").

         WHEREAS, Seller has executed a Purchase and Sale Agreement/Security Agreement (P&S Agreement) with Purchaser; and

         WHEREAS, the parties desire to enter into an agreement which will control their course of dealing with respect to the purchase and sale of such accounts receivable and other rights;

         NOW, THEREFORE, Purchaser and Seller do hereby additionally agree, in consideration of the mutual promises therein contained, as follows:

         SECTION 1. RESTRICTED PAYMENTS.

         Seller will not declare or pay any dividends or make any other payment or distribution (in cash, property, or obligations) on account of its capital stock, or redeem, purchase, retire, or otherwise acquire any of its capital stock, provided that (a) Borrower may pay dividends in the form of common stock, and (b) if no Event of Default or Unmatured Event of Default has occurred and is continuing on the sixteen (16th) day of any month, Seller may pay a cash distribution or dividend for the preceding month in an amount which does not exceed $50,000.00.

         Seller further agrees payments in excess of Restricted Payment limits above shall be deemed and event of default under Section 13 of the previously executed Purchase and Sale Agreement/Security Agreement between Seller and Purchaser. Notice, Rights to Cure and Remedies for such events of default are the same as those described in said P&S Agreement for other events of default.

         SECTION 2. SEVERABILITY.

         If any provision of this Agreement shall, for any reason, be held to violate any applicable law, then the Purchase and Sale Agreement/Security Agreement shall remain in full force and effect.

         SECTION 3. ENTIRE AGREEMENT; AMENDMENT.

         This Agreement and the other instruments executed and delivered by Seller and Purchaser in connection herewith represents and embodies the final, entire agreement between the parties hereto and supersedes any and all prior commitments, agreements, representations and understandings, whether written or oral relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements between the parties hereto. The provisions of this Agreement may not be amended or modified except by a written instrument executed by Purchaser and Seller.


         DATED this 29th day of July, 2003.

                                                   PURCHASER:

                                                   SOUTHWEST BANK OF TEXAS, N.A.

                                                   By: /s/ ROBERT W. KINCAID
                                                       -------------------------

                                                   Name: Robert W. Kincaid
                                                         -----------------------

                                                   Title: Vice President
                                                          ----------------------



                                                   SELLER:

                                                   SOUTH HAMPTON REFINING CO.


                                                   By: /s/ NICHOLAS N. CARTER
                                                       -------------------------

                                                   Name: Nicholas N. Carter
                                                         -----------------------

                                                   Title: President
                                                          ----------------------


Restricted Payments Letter Agreement

                                  BILL OF SALE

STATE OF TEXAS
                                                 KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF HARRIS


         The undersigned ("Seller") hereby sells, assigns and transfers all of Seller's rights, titles and interests in and to the accounts receivable ("Receivables") listed on each and every Schedule "A" presented now or in the future to Southwest Bank of Texas, N.A. ("Purchaser"), pursuant to that certain Purchase And Sale/Security Agreement, dated ___________________, 200__ ("Agreement"), between Seller and Purchaser, the terms, conditions and provisions of which are fully incorporated by reference herein for all purposes. Seller represents and warrants to Purchaser that (i) Seller has good, clear legal and equitable title to the Receivables, free and clear of any and all security interests, liens, charges, assignments, tax liens and other encumbrances of any kind, character or type, (ii) the Receivables are not subject to any offsets, credits, claims or defenses, including, without limitation, any claims or defenses arising out of the demand, charge or collection of unlawful or usurious interest for the use, forbearance or detention of money or credit; and (iii) all just and lawful offsets, payments and credits, if any, have already been allowed and made by Seller on the Receivables and fully disclosed to Purchaser prior to the date set forth below.

SELLER SPECIFICALLY CONFIRMS THAT THE REPRESENTATIONS, WARRANTIES AND COVENANTS CONTAINED IN THE AGREEMENT APPLY IN FULL TO THE RECEIVABLES DESCRIBED ON SCHEDULE "A" HERETO.

         Executed the 29th day of July, 2003.

                                               Seller:  SOUTH HAMPTON
                                                        REFINING CO.




                                               By: /s/ NICHOLAS N. CARTER
                                                   -----------------------------
                                               Name: Nicholas N. Carter
                                                     ---------------------------
                                               Title: President
                                                      --------------------------

                          CERTIFIED COPY OF RESOLUTIONS

         THE UNDERSIGNED, Secretary of SOUTH HAMPTON REFINING CO., a Texas corporation (the "Company"), hereby certifies that the following is a true and correct copy of Resolutions duly adopted by the Board of Directors of the Company on 7/2/03, ________, and that the same have not been amended, altered or rescinded and are now in full force and effect:

          RESOLVED, that the Purchase and Sale Agreement/Security Agreement between the Company and Southwest Bank of Texas, N.A. ("Purchaser"), pursuant to which the Company will sell to the Purchaser and Purchaser will purchase from the Seller certain accounts receivable, together with all related security agreements, financing statements, bills of sale, powers of attorney, assignments and other instruments now or hereafter executed in connection therewith (all such documents are referred to as the "Purchase and Sale Documents") be, and the same hereby are, approved on the terms and conditions as set forth therein;

          RESOLVED, that all officers of this Company be, and will hereby be, authorized and directed to enter into said Purchase and Sale Documents and all other agreements and documents related thereto and to execute the same for and on behalf of this Company on the terms and conditions set forth therein;

          RESOLVED, that said officers of this Company be, and are hereby, authorized and directed to negotiate, agree upon, execute and deliver (without the joinder or attestation of any other person), from time to time, in the name of, and on behalf of, the Company, such agreements, amendments and supplements to said Purchase and Sale Documents as such officer may choose to make, and to perform any and all such acts and things as may be required by Purchaser in connection therewith, or as may to him seem necessary or proper to implement and effect complete consummation of said Purchase and Sale Documents;

          RESOLVED, that all previous actions taken by any officer or employee of the Company in furtherance of the foregoing are hereby ratified, approved and confirmed in all respects;

          RESOLVED, that these resolutions shall remain in full force and effect until written notice of their amendment or repeal shall be received by Purchaser and all indebtedness and obligations arising out of said Purchase and Sale Documents shall have been paid and satisfied in full.

         The undersigned does hereby further certify that the Corporation is duly organized and existing under the laws of the State of Texas; that all franchise and other taxes required to maintain the corporate existence of the Company have been paid when due and that no such taxes are delinquent; that no proceedings are pending for the forfeiture of the Certificate of Incorporation of the Company or for its dissolution, voluntary or involuntary; that the Company is duly qualified to do business in the State of Texas, and is in good standing in such state; that there is no provision of the Articles of Incorporation or By-Laws of the Company limiting the powers of the Board of Directors to pass or consent to the Resolutions set forth above and that said Resolutions are in conformity with the provisions of said Articles of Incorporation and By-Laws; and that the Secretary is the keeper of the Records and Minutes of the proceedings of the Board of Directors of the Company.

         Any person listed below has the authority to release by their signature any "Schedule A" as described in the Purchase and Sale Agreement and Guaranty between SOUTH HAMPTON REFINING CO. and Southwest Bank of Texas, N.A., their signatures having the same force and effect as if signed by the parties executing the Purchase and Sale Agreement and the Guaranty.


Name and Title                              Signature
--------------                              ---------

Nick Carter        President                /s/ NICK CARTER
---------------------------------------     ------------------------------------
Connie Cook        Asst. Secretary          /s/ CONNIE COOK
---------------------------------------     ------------------------------------
Ada Hartman        Human Resources          /s/ ADA HARTMAN
---------------------------------------     ------------------------------------

---------------------------------------     ------------------------------------


         The undersigned does hereby further certify that the following is a true and correct list of certain of the present officers of the corporation and their respective signatures:

Name of Officer                             Signature of Officer
---------------                             --------------------

Nicholas N. Carter, President               /s/ NICHOLAS N. CARTER
------------------                          ------------------------------------
Richard Crain, Executive Vice President     /s/ RICHARD CRAIN
-------------                               ------------------------------------
Connie Cook, Asst. Secretary                /s/ CONNIE COOK
-----------                                 ------------------------------------

DATED as of 7/28/03.
            --------

                                            /s/ CONNIE COOK
                                            ------------------------------------
                                                       (Signature)

                                            Connie Cook, Assistant Secretary
                                            -----------


         THE UNDERSIGNED, Connie Cook, Assistant Secretary of the Company, hereby certified that Nicholas N. Carter is the duly elected and qualified President of the Company, that the signature above is his (her) genuine signature, that the foregoing Resolutions are a true and correct copy of Resolutions duly adopted by the Board of Directors of the Company, which are now in full force and effect and that the foregoing Certificate is true and correct.

                                                /s/ CONNIE COOK
                                                --------------------------------
                                                    (Signature)

                                                Connie Cook, Assistant Secretary
                                                -----------
                                                    (Print Name)

                                    GUARANTY


         WHEREAS, SOUTH HAMPTON REPINING CO. (whether one or more, "Seller") and SOUTHWEST BANK OF TEXAS, N.A.("Purchaser") have executed a certain Purchase and Sale Agreement/Security Agreement dated 7/29/03 (as it has been or may hereafter be amended, renewed or extended, the "Agreement"); and

         WHEREAS, the Agreement provides for the sale by Seller to Purchaser of certain accounts receivable and other rights, and also creates certain obligations of Seller to Purchaser, including an obligation to pay Purchaser the amount of any such receivables charged back to Seller; and

         WHEREAS, Seller may have entered into, or may in the future enter into, similar purchase and sale agreements with Purchaser; and

         WHEREAS, the undersigned desires that the obligations of Seller under the Agreement and all other present and future obligations of Seller to Purchaser under any other similar purchase and sale agreements be guaranteed hereby; and



         WHEREAS, (a) the value of the consideration received and to be received by Guarantor from the Agreement is reasonably worth at least as much as the liability and obligation of Guarantor hereunder; (b) such liability and obligation may reasonably be expected to benefit, directly or indirectly, Guarantor; and (c) Guarantor desires to induce Purchaser to grant various present and future financial accommodations to Seller, and intends that Purchaser rely hereon;

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned ("Guarantor") hereby jointly and severally guarantee to Purchaser the prompt payment when due, and at all times thereafter, of the Guaranteed Obligation (hereinafter defined), this guaranty being upon the following terms and conditions:

         1. The term "Guaranteed Obligation," as used herein, means all of the obligations of any Seller to Purchaser, of any kind or type, now or hereafter arising, fixed or contingent, foreseeable and otherwise, including but not limited to (a) all obligations and liabilities of Seller of any kind now or hereafter existing under the Agreement and all other documents executed by Seller in connection with the Agreement; (b) all obligations and liabilities of Seller of any kind now or hereafter existing under any similar purchase and sale agreement between Seller and Purchaser and (c) any renewals, extensions, amendments, rearrangements or other modifications to any of the obligations or instruments described above. Capitalized terms used herein not otherwise defined have the meaning given in the Agreements.

         2. This instrument shall be an absolute, continuing, irrevocable, and unconditional guaranty of payment and performance, and not a guaranty of collection, and Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Obligation. No set-off counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which Seller may have against Purchaser or any other party, or which Guarantor may have against Seller, Purchaser or any other party, shall be available to, or shall be asserted by, Guarantor against Purchaser or any subsequent holder of the Guaranteed Obligation or any part thereof or against payment of the Guaranteed Obligation or any part thereof.

         3. The exercise by Purchaser of any right hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other fight. Guarantor covenants and agrees that Guarantor will not assert any fights arising from payment or other performance hereunder until all of the Guaranteed Obligation shall have been paid and performed in full and Seller shall have no right to incur any more Guaranteed Obligation to Purchaser.

         4. Upon the occurrence of a default by Seller to pay or perform any part of the Guaranteed Obligation, Guarantor shall, on demand and without further notice of dishonor, pay the amount due thereon to Purchaser, and it shall not be necessary for Purchaser, in order to enforce such payment by Guarantor, first to institute suit or exhaust its remedies against Seller, any other guarantor or any other person liable on the Guaranteed Obligation, or to enforce its rights against any security or collateral which shall ever have been given to secure the Guaranteed Obligation.

         5. All principal of and interest on all indebtedness, liabilities, and obligations of Seller to Guarantor (the "Subordinated Debt"), whether direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, now or hereafter existing, due or to become due to Guarantor, or held or to be held by Guarantor, whether created directly or acquired by assignment or otherwise, and whether evidenced by written instrument or not, shall be expressly subordinated to the Guaranteed Obligation. Guarantors agrees not to receive or accept any payment from Seller with respect to the Subordinated Debt at any time either a default in respect of any of the Guaranteed Obligation has occurred and is continuing or any of the Guaranteed Obligation is otherwise due or owing and unpaid; and, in the event any Guarantor receives any payment on the Subordinated Debt in violation of the foregoing, Guarantor will hold any such payment in trust for Purchaser and forthwith turn such payment over to Purchaser, in the form received, to be applied to the Guaranteed Obligation.

         6. Guarantors hereby agrees that Guarantors' obligations under the terms of this guaranty shall not be released, diminished, impaired, reduced, or affected by the occurrence of any one or more of the following events: (a) the taking or accepting of any other security or guaranty for any or all of the Guaranteed Obligation; (b) any release, surrender, exchange, subordination, or loss of any security at any time existing in connection with any or all of the Guaranteed Obligation; (c) the death, insolvency, bankruptcy, disability, or incapacity of Seller, any of the undersigned, or any person at any time liable for the payment of any or all of the Guaranteed Obligation, whether now existing or hereafter occurring; (d) any renewal, extension, and/or rearrangement of the payment of any or all of the Guaranteed Obligation, either with or without notice to or consent of Guarantor, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Purchaser to Seller, any Guarantor or any other person now or at any time hereafter liable for the payment of any or all of the Guaranteed Obligation; (e) any neglect, delay, omission, failure, or refusal of Purchaser to take or prosecute any action for the collection of any of the Guaranteed Obligation or the enforcement of any agreement evidencing or securing all or any part of the Guaranteed Obligation (including, without limitation, the Agreement); (f) any failure of Purchaser to notify Guarantor of any renewal, extension, or assignment of the Guaranteed Obligation or any part thereof, or the release of any security or of any other action taken or refrained from being taken by Purchaser against Seller or any new agreement between Purchaser and Seller, it being understood that Purchaser shall not be required to give Guarantor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Guaranteed Obligation; (g) the unenforceability for any reason of all or any part of the Guaranteed Obligation against Seller or any other person now or at any time hereafter liable for the payment of any or all of the Guaranteed Obligation; (h) any payment by Seller to Purchaser is held to constitute a preference under any Debtor Relief Law (as hereinafter defined) or if for any other reason Purchaser is required to refund such payment or pay the amount thereof to someone else; or (i) any release or partial release of the liability of Guarantor hereunder, or the release or partial release of any other person now or at any time hereafter liable for or guarantying the payment of any or all for the Guaranteed Obligation.

         "Debtor Relief Law, as used herein, means the Bankruptcy code of the United States and any other insolvency, receivership, debt moratorium or similar law.

         7. Guarantor represents and warrants that the value of the consideration received and to be received by Guarantor as a result of the execution for this guaranty is fair and adequate and is reasonably worth at least as much as the liability and obligation of Guarantor hereunder, and such liability and obligation may reasonably be expected to benefit Guarantor directly or indirectly.

         8. Purchaser shall have the right to set off and apply against this guaranty or the Guaranteed Obligation or both, at any time and without notice to Guarantor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Purchaser to Guarantor whether or not the Guaranteed Obligation is then due and irrespective of whether or not Purchaser shall have made any demand under this guaranty. In addition to Purchaser's right of setoff and as further security for this guaranty and the Guaranteed Obligation, Guarantor hereby grants Purchaser a security interest in all deposits (general or special, time or demand, provisional or final) and all other accounts of Guarantor now or hereafter on deposit with or held by Purchaser and all other sums at any time credited by or owing from Purchaser to Guarantor. The rights and remedies of Purchaser hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Purchaser may have.

         9. This guaranty is binding upon and shall inure to the benefit of Guarantors and Purchaser and their respective heirs, administrators, successors and assigns; provided, however, that Guarantor may not assign its obligations under this guaranty.

         10. This guaranty is executed and delivered as an incident to a factoring transaction negotiated, consummated, and performable in Harris County, Texas, and its validity, interpretation, and performance are governed by the laws of the State of Texas. Each payment hereunder by Guarantor shall be due and payable at the designated office of Purchaser in Houston, Texas. Without prejudice to the foregoing, to the fullest extent permitted, Guarantor waives any rights to which he or she may be or become entitled under TEX. BUS. & COM. CODE ANN. Sections 34.02 and 34.03; TEX. REV. CIV. STAT. ANN. Arts. 1986 and 1987; and TEX. RULE CIV. P.No. 31.

         11. Should Guarantor become insolvent, or fail to pay its debts generally as they become due, or voluntarily seek, consent to, or acquiesce in the benefit or benefits of any Debtor Relief Law, or become a party to (or be made the subject of) any proceeding provided for by any Debtor Relief Law, other than as a creditor or claimant, that could suspend or otherwise adversely affect the rights of Purchaser granted hereunder, and in the case of any such proceeding to which such Guarantor involuntarily becomes a party or the subject of the continuation of such proceeding for a period of sixty (60 days, then, in any such event, the Guaranteed Obligation shall be, as between Guarantor and Purchaser, a fully matured, due, and payable obligation of Guarantor to Purchaser, payable in full by Guarantor to Purchaser upon demand, which, for purposes of Section 502(c) of the Bankruptcy Code of the United States, as amended, shall be the estimated amount owing in respect of the contingent claim created hereunder.

         12. If more than one person signs this guaranty as Guarantor, or if the Guarantor consists of more than one person, each such person agrees that each and every obligation of Guarantor under this guaranty shall be a joint and several obligation of each such person constituting guarantor or signing this guaranty, and each representation and warranty of Guarantor in this guaranty shall be jointly and severally made by each and all of such persons constituting Guarantor or signing this guaranty.

         13. Guarantor recognizes and agrees that it is contemplated and expected by Seller and Purchaser that under the Agreement, additional accounts receivable (which are not on a Schedule of accounts receivable delivered to Purchaser as of the date hereof) will be purchased by Purchaser under the Agreement and will give rise to additional obligations of Seller under the Agreement. Guarantor agrees that this Guaranty is a continuing Guaranty and constitutes a guaranty by Guarantor of all existing and hereafter arising obligations of Seller under the Agreement, including obligations arising with respect to the purchase by Purchaser of accounts receivable which are not on a Schedule of accounts receivable delivered to Purchaser as of the date hereof.

         DATED this 29th day of July, 2003.


                                               TEXAS OIL & CHEMICAL CO. II, INC.

                                               By:    /s/ NICK CARTER
                                                   -----------------------------
                                               Name:  Nick Carter
                                                     ---------------------------
                                               Title: President
                                                      --------------------------


THE STATE OF TEXAS

COUNTY OF HARRIS

         Before me, Monica Blair, a notary public, on this day personally appeared Dick Carter, whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the dame for the purposes and consideration therein expressed.

         Given under my hand and seal of office this 29th day of July, 2003.


                                                  /s/ MONICA BLAIR
                                                  ------------------------------
                                                  Notary Public - State of Texas


(STAMP)

                           SPECIAL POWER OF ATTORNEY


THE STATE OF TEXAS   )
                             KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF HARRIS     )

        That the undersigned, a Texas corporation, has made, constituted and appointed and by these presents do make, constitute and appoint Southwest Bank of Texas, N.A. ("Agent"), its true and lawful agent and attorney-in-fact for the corporation and in its name, place and stead to notify account parties of the name and place to direct payment, to open, cash, endorse and otherwise collect all checks and other forms of payment tendered in payment of accounts receivable and other obligations purchased by Agent from the undersigned, or otherwise collected and/or processed by Agent on the undersigned's behalf, pursuant to a certain Purchase and Sale Agreement/Security Agreement between Agent and the undersigned dated July 29, 2003, as it may be renewed, extended, amended or modified. The undersigned intends hereby to vest in Agent the power of attorney to be exercised in its sole discretion fully and to do all intents and purposes as the undersigned might or could do if it were personally present. Agent, as used herein, shall mean all officers or employees of Agent or its affiliate duly authorized by Agent and acting on behalf of Agent.

        This special power of attorney and the powers hereby granted may be revoked only upon both (i) termination of the above-described Purchase and Sale Agreement/Security Agreement and final collection by Agent of all Receivables purchased thereunder, and (ii) execution by the undersigned of a notice of revocation and recordation of the same in the office of the County Clerk of Harris, County. It is the intention of the undersigned that every person or entity dealing with Agent shall be entitled to rely on the provisions of this paragraph in determining whether or not this special power of attorney has been revoked, and those dealing with Agent are entitled to rely upon the terms and provisions of this paragraph.

        Agent shall not be liable for anything which he may do or refrain from doing in connection herewith, except for its own gross negligence or willful misconduct. Agent shall be protected in acting upon any notice, request, waiver, consent or other document delivered by the undersigned which Agent believes in good faith to be genuine. The undersigned agrees to indemnify and hold harmless Agent against any and all claims, actions, demands, losses, costs and expenses as a result of any claim or legal proceeding relating to the performance or non-performance of any act by Agent hereunder, including claims or proceedings arising from the negligence of Agent, provided that Agent has not acted or failed to act in good faith or with gross negligence or willful misconduct.

        This special power of attorney is coupled with an interest as reflected in the terms of the Purchase and Sale Agreement.

                                  Company:  SOUTH HAMPTON REFINING CO.

                                            By:    /s/ NICHOLAS N. CARTER
                                                --------------------------------
                                            Name:  Nicholas N. Carter
                                                  ------------------------------
                                            Title: President
                                                   -----------------------------
                                            Date:  7/29/03
                                                  ------------------------------


THE STATE OF TEXAS

COUNTY OF HARRIS

         Before me, Monica Blair, a notary public, on this day personally appeared Nicholas N. Carter, President of SOUTH HAMPTON REFINING CO., known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he/she executed the same for the purposes and consideration therein expressed.

         Given under my hand and seal of office this 29th day of July, 2003.

                                                /s/ MONICA BLAIR
                                                -----------------------------
                                                Notary Public  State of Texas

(STAMP)

                           UCC-1 (FINANCING STATEMENT)


1.  DEBTOR (IF PERSONAL LAST) / (FIRST) / M.I. / SUFFIX

              SOUTH HAMPTON REFINING CO.

1a. MAILING ADDRESS: P.O. Box 1636, Silsbee, TX 77656

1b. CHARTER NUMBER: 6579500

1c. TAX IDENTIFICATION NUMBER: 74-1381278

2.  ADDITIONAL DEBTOR (IF PERSONAL LAST) / (FIRST) / M.I./ SUFFIX

2a. MAILING ADDRESS:

2b. CHARTER NUMBER:

2c. TAX IDENTIFICATION NUMBER:

3.  SECURED PARTY: Southwest Bank of Texas, N.A. - Accounts Receivable Finance
    Div.

3a. MAILING ADDRESS: P.O. Box 27459, Houston, TX 77227-7459

4.  ASSIGNEE OF SECURED PARTY (IF ANY) - N/A

4a. MAILING ADDRESS

5.  THIS FINANCING STATEMENT COVERS THE FOLLOWING TYPES OF PROPERTY:

ALL NOW OWNED OR HEREAFTER ACQUIRED ACCOUNTS, ACCOUNTS RECEIVABLE AND INVENTORY, INCLUDING BUT NOT LIMITED TO CONTRACTS, NOTES, DRAFTS, ACCEPTANCES, INSTRUMENTS, CHATTEL PAPER, GENERAL INTANGIBLES, DOCUMENTS, MONEY, PAYMENT INTANGIBLES, COMMERCIAL TORT CLAIMS, DEPOSIT ACCOUNTS, AND RETURNED OR REPOSSESSED GOODS ARISING FROM OR RELATING TO ANY SUCH ACCOUNTS, ACCOUNTS RECEIVABLE OR INVENTORY AND OTHER RIGHTS ARISING FROM OR BY VIRTUE OF, OR FROM THE VOLUNTARY OR INVOLUNTARY SALE OR OTHER DISPOSITION OF, OR COLLECTIONS WITH RESPECT TO, OR INSURANCE PROCEEDS PAYABLE WITH RESPECT TO, OR PROCEEDS PAYABLE BY VIRTUE OF WARRANTY OR OTHER CLAIMS AGAINST ANY OTHER PERSON OR ENTITY WITH RESPECT TO ALL OR ANY PART OF THE PROPERTY HERETOFORE DESCRIBED, AND PROCEEDS AND PRODUCTS OF ANY OF THE FOREGOING IN ANY FORM.

DEBTOR HAS SOLD AND ABSOLUTELY CONVEYED SOME OR ALL OF THE ABOVE-DESCRIBED PROPERTY AND OTHER INTERESTS TO SECURED PARTY, OWNERSHIP WHICH IS VESTED IN SECURED PARTY, AND HAS GRANTED TO SECURED PARTY A SECURITY INTEREST IN SUCH PROPERTY AND OTHER INTERESTS TO THE EXTENT OF ANY FORM OF OWNERSHIP INTEREST WHICH DEBTOR MAY NOW OR HEREAFTER HAVE OR ACQUIRE.

6. PRODUCTS OF COLLATERAL ARE ALSO COVERED.

7. NUMBER OF PAGES    2

7/29, 2003

Secured Party:                          Debtor:

Southwest Bank of Texas, N.A.           SOUTH HAMPTON REFINING CO.

By: /s/ ROBERT W. KINCAID               By: /s/ NICHOLAS N. CARTER
    ---------------------                   ----------------------
Name: Robert W. Kincaid                 Name: Nicholas N. Carter
      -------------------                     --------------------
Title: Vice President                   Title: President
       ------------------                      -------------------

                        PLEASE RETURN ACKNOWLEDGMENT TO:
                         SOUTHWEST BANK OF TEXAS, N.A.
                                  P.O. BOX 4652
                            HOUSTON, TEXAS 77210-4652

                    ACKNOWLEDGEMENTS REGARDING UNDERSTANDING
                     OF RECEIPT OF FUNDS AND CONTRA ACCOUNTS

1.) RECEIPT OF FUNDS:

I understand that my Agreement with Southwest Bank of Texas, N.A. ("SWBT"), requires that we direct ALL PAYMENTS FOR INVOICES (FACTORED AND UNFACTORED) to SWBT at: P.O. Box 4346, Department 640, Houston, TX 77210-4346.

In the event that our company receives any payments directly from any of our customers, we understand that we must immediately fax a copy of the check and stub to SWBT Factoring Division (Attention: Credit Manager). WE FURTHER AGREE TO AND UNDERSTAND THAT WE ARE REQUIRED TO DELIVER THESE PAYMENTS TO SWBT FACTORING DIVISION WITHIN 24 HOURS OF RECEIPT. WE CANNOT DEPOSIT THESE CHECKS INTO OUR ACCOUNT UNDER ANY CIRCUMSTANCE AND WE MUST DELIVER THEM TO SWBT IN THE SAME FORM AS WE RECEIVED THEM. I will share these procedures with all employees who have access to any payments.

2.) CONTRA ACCOUNTS:

The Purchase and Sale Agreement prohibits our company from submitting contra accounts to SWBT for funding. A contra account includes any customer of our company that sells products or services to us or that extends credit to us on any basis. I UNDERSTAND AND AGREE NOT TO SUBMIT ANY CONTRA ACCOUNTS TO SWBT. I will share these procedures and requirements with all employees who have any responsibility for preparing funding schedules.

SOUTH HAMPTON REFINING CO.


By: /s/ NICHOLAS N. CARTER
    ----------------------
Name: Nicholas N. Carter
Title: President
Date: 7/29/03